EXHIBIT 10.13

                              CADE INDUSTRIES, INC.
                                 INCENTIVE PLAN
                                      1997

                                   J. SANDFORD
                                     R. LUND
                                   E. STEPHENS

The 1997 incentive program will be based on the following performance factors:
1.  Cade Industries After Tax Earnings, and 2.  Cash Flow From Operations.

Factor                               Weighting Factor                           Incentive %
------                               ----------------                           -----------

Cade Industries Earnings                   70                                      35%
Cash Flow From Operations                  30                                      15%

The maximum incentive is fifty percent (50%) of your 1997 total base compensation. The incentive award will be paid both in cash (75%) and Cade Industries Stock (25%). The stock price award level is determined as the price on 12/31/96 ($1.31).



    ------------------                      ------------------
    T. L. Ruhlman                           J. W. Sandford



    ------------------                      ------------------
    R. A. Lund                              E. B. Stephens



Approved By:   _______________________
               Conrad Goodkind, Chairman
               Compensation Committee